Exhibit 99.1

PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

II-VI Incorporated Announces the Closing of $990 Million Notes Offering and

Completed Syndication of $4.0 Billion Senior Secured Credit Facilities

PITTSBURGH, December 10, 2021 (GLOBE NEWSWIRE) – II-VI Incorporated (Nasdaq: IIVI) (the “Company” or “II-VI”) announced today the completion of its previously announced offering of $990 million aggregate principal amount of 5.000% senior notes due 2029 (the “Notes”) in a private transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”). The Notes are guaranteed by each of the Company’s domestic subsidiaries that guarantee its existing credit agreement.

The Notes are unsubordinated, unsecured obligations of the Company and bear interest at a rate of 5.000% per year. The Company will pay interest on the Notes on December 15 and June 15 of each year, commencing June 15, 2022. The notes will mature on December 15, 2029.

The Company also announced today that the lead arrangers for its proposed senior secured credit facilities have allocated and priced its $850 million term loan A credit facility (the “Term Loan A Facility”), $2,800 million term loan B credit facility (the “Term Loan B Facility” and, together with the Term Loan A Facility, the “Term Facilities”), and $350 million revolving credit facility (the “Revolving Credit Facility”). The Term A Facility and Revolving Credit Facility borrowings in U.S. dollars will each bear interest at LIBOR (subject to a 0.00% floor) plus a range of 1.75% to 2.50%, depending on the Company’s total net leverage ratio. The Term A Facility and the Revolving Credit Facility Borrowings are initially expected to bear interest at LIBOR plus 2.00%. The Term Loan B Facility will bear interest at LIBOR (subject to a 0.50% floor) plus 2.75%.

The Company intends to borrow the Term Facilities in connection with the closing of the Company’s previously-announced pending business combination (the “Acquisition”) with Coherent, Inc. (“Coherent”), pursuant to an Agreement and Plan of Merger, dated March 25, 2021, by and among the Company, Coherent and Watson Merger Sub Inc., a wholly owned subsidiary of the Company. The Revolving Credit Facility is expected to be available concurrently with the closing of the Acquisition. The Company intends to use the proceeds from the offering of the Notes and the Term Facilities, together with other financing sources and cash on hand to fund the cash consideration, the repayment of certain indebtedness and certain fees and expenses in connection with the Acquisition.

The Notes and the related guarantees have not been registered under the Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption. The Notes will be offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation S.

T. 724.352.4455 | ii-vi.com	1

PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and optoelectronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in communications, industrial, aerospace & defense, semiconductor capital equipment, life sciences, consumer electronics, and automotive markets. Headquartered in Saxonburg, Pennsylvania, the Company has research and development, manufacturing, sales, service, and distribution facilities worldwide. The Company produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to support our customers.

Forward-looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to II-VI’s performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made by it in this press release have a reasonable basis, but there can be no assurance that the expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021 and additional risk factors that may be identified from time to time in future filings of the Company; (iii) the conditions to the completion of the Company’s pending business combination transaction with Coherent (the “Transaction”) and the remaining equity investment by

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PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

Bain Capital, LP, including the receipt of any required regulatory approvals, and the risks that those conditions will not be satisfied in a timely manner or at all; (iv) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the merger agreement relating to the Transaction; (v) the Company’s ability to finance the Transaction, the substantial indebtedness the Company expects to incur in connection with the Transaction and the need to generate sufficient cash flows to service and repay such debt; (vi) the possibility that the Company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate Coherent’s operations with those of the Company; (vii) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction; (viii) litigation and any unexpected costs, charges or expenses resulting from the Transaction; (ix) the risk that disruption from the Transaction materially and adversely affects the respective businesses and operations of the Company and Coherent; (x) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Transaction; (xi) the ability of the Company to retain and hire key employees; (xii) the purchasing patterns of customers and end users; (xiii) the timely release of new products, and acceptance of such new products by the market; (xiv) the introduction of new products by competitors and other competitive responses; (xv) the Company’s ability to assimilate recently acquired businesses, and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xvi) the Company’s ability to devise and execute strategies to respond to market conditions; (xvii) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xviii) the risks that the Company’s stock price will not trade in line with industrial technology leaders; (xix) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise; and (xx) the risks that the offering of the Notes may not be completed. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333-255547) filed with the SEC in connection with the Transaction (the “Form S-4”). While the list of factors discussed above and the list of factors presented in the Form S-4 are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward

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PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

looking statements. Neither the Company nor Coherent assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In connection with the Transaction, II-VI and Coherent filed with the SEC the Form S-4 on April 27, 2021 (as amended on May 4, 2021 and as supplemented by Coherent in its Form 8-K, as amended, filed with the SEC on June 15, 2021), which includes a joint proxy statement of II-VI and Coherent and also constitutes a prospectus with respect to shares of II-VI’s common stock to be issued in the Transaction. The Form S-4 was declared effective on May 6, 2021, and II-VI and Coherent commenced mailing to their respective stockholders on or about May 10, 2021. This communication is not a substitute for the Form S-4, the Joint Proxy Statement/Prospectus or any other document II-VI and/or Coherent may file with the SEC in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF II-VI AND COHERENT ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, FORM S-4 AND OTHER DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY IN THEIR ENTIRETY, AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Investors and security holders are able to obtain free copies of these documents and other documents filed with the SEC by II-VI and/or Coherent through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by II-VI may be obtained free of charge on II-VI’s investor relations site at https://ii-vi.com/investor-relations. Copies of the documents filed with the SEC by Coherent may be obtained free of charge on Coherent’s investor relations site at https://investors.coherent.com.

No Offer or Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

CONTACTS:

Investors

Mary Jane Raymond

Chief Financial Officer

investor.relations@ii-vi.com

www.ii-vi.com/contact-us

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